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                                                                    EXHIBIT 10.5


                      CUMMINGS PROPERTIES MANAGEMENT, INC.
                                  STANDARD FORM
                                COMMERCIAL LEASE

In consideration of the covenants herein contained, Cummings Properties Management, Inc., hereinafter called LESSOR, does hereby lease to ANTIGENICS, L.L.C. (A DE L.L.C.), 630 FIFTH AVENUE, SUITE 2170, NEW YORK, NY 10111 hereinafter called LESSEE, the following described premises, hereinafter called the leased premises: APPROXIMATELY 30,225 SQUARE FEET AT 34-A COMMERCE WAY, WOBURN, MA 01801 TO HAVE AND HOLD the leased premises for a term of FIVE (5) YEARS commencing at noon on AUGUST 15, 1998 and ending at noon on AUGUST 14, 2003 unless sooner terminated as herein provided. LESSOR and LESSEE now covenant and agree that the following terms and conditions shall govern this lease during the term hereof and for such further time as LESSEE shall hold the leased premises.

           1. RENT. LESSEE shall pay to LESSOR base rent at the rate of FOUR HUNDRED TWELVE THOUSAND TWO HUNDRED TEN 412,210 U.S. dollars per year, drawn on a U.S. bank, payable in advance in monthly installments of $34,350.83 on the first day in each calendar month in advance, the first monthly payment to be made upon LESSEE's execution of this lease, including payment in advance of appropriate fractions of a monthly payment for any portion of a month at the commencement or end of said lease term. All payments shall be made to LESSOR or agent at 200 West Cummings Park, Woburn, Massachusetts 01801, or at such other place as LESSOR shall from time to time in writing designate. If the "Cost of Living" has increased as shown by the Consumer Price Index (Boston, Massachusetts, all items, all urban consumers), U.S. Bureau of Labor Statistics, the amount of base rent due during each calendar year of this lease and any extensions thereof shall be annually adjusted in proportion to any increase in the Index. All such adjustments shall take place with the rent due on January 1 of each year during the lease term. The base month from which to determine the amount of each increase in the Index shall be January 1998, which figure shall be compared with the figure for November 1998, and each November thereafter to determine the percentage increase (if any) in the base rent to be paid during the following calendar year. In the event that the Consumer Price Index as presently computed is discontinued as a measure of "Cost of Living" changes, any adjustment shall then be made on the basis of a comparable index then in general use.

           2. SECURITY DEPOSIT. LESSEE shall pay to LESSOR a security deposit in the amount of SIXTY FIVE THOUSAND (65,000.00) U.S. dollars upon the execution of this lease by LESSEE, which shall be held as security for LESSEE's performance as herein provided and refunded to LESSEE without interest at the end of this lease, subject to LESSEE's satisfactory compliance with the conditions hereof. LESSEE may not apply the security deposit to payment of the last month's rent. In the event of any default or breach of this lease by LESSEE, LESSOR may immediately apply the security deposit first to any unamortized improvements completed for LESSEE's occupancy, then to offset any outstanding invoice or other payment due to LESSOR, with the balance applied to outstanding rent. If all or any portion of the security deposit is applied to cure a default or breach during the term of the lease, LESSEE shall be responsible for restoring said deposit forthwith, and failure to do so shall be considered a substantial default under the lease. LESSEE's failure to remit the full security deposit or any portion thereof when due shall also constitute a substantial lease default. Until such time as LESSEE pays the security deposit and first month's rent, LESSOR may declare this lease null and void for failure of consideration.

           3. USE OF PREMISES. LESSEE shall use the leased premises only for the purpose of OFFICE, PROCESSING, MANUFACTURING AND RELATED RESEARCH AND DEVELOPMENT ACTIVITIES

           4. ADDITIONAL RENT. LESSEE shall pay to LESSOR as additional rent a proportionate share (based on square footage leased by LESSEE as compared with the total leaseable footage of the building of which the leased premises are a part) of any increase in the real estate taxes levied against the land and building of which the leased premises are a part (hereinafter called the building), whether such increase is caused by an increase in the tax rate, or the assessment on the property, or a change in the method of determining real estate taxes. LESSEE shall make payment within thirty (30) days of written notice from LESSOR that such increased taxes are payable and any additional rent shall be prorated should the lease terminate before the end of any tax year. The base from which to determine the amount of any increase in taxes shall be the rate and the assessment in effect as of July 1, 1997.

           5. UTILITIES.LESSEE shall provide equipment per LESSOR's building standard specifications to heat the leased premises in season and to cool all office areas between May 1 and November 1. LESSEE shall pay all charges for utilities used on the leased premises, including electricity, gas, oil, water and sewer. LESSEE shall pay the utility provider or LESSOR, as applicable, for all such utility charges as determined by separate meters serving the leased premises. LESSEE shall also pay LESSOR a proportionate share of any other fees and charges relating in any way to utility use at the building. No plumbing, construction or electrical work of any type shall be done without LESSOR's prior written approval and LESSEE obtaining the appropriate municipal permit.


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           6. COMPLIANCE WITH LAWS. LESSEE acknowledges that no trade, occupation, activity or work shall be conducted in the leased premises or use made thereof which may be unlawful, improper, noisy, offensive, or contrary to any applicable statute, regulation, ordinance or bylaw. LESSEE shall keep all employees working in the leased premises covered by Worker's Compensation Insurance and shall obtain any licenses and permits necessary for LESSEE's occupancy. LESSEE shall be responsible for causing the leased premises and any alternations by LESSEE which are allowed hereunder to be in full compliance with any applicable statute, regulation, ordinance or bylaw.

           7. FIRE, CASUALTY, EMINENT DOMAIN. Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, LESSOR may elect to terminate this lease. When such fire, casualty or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and LESSEE may elect to terminate this lease if: (a) LESSOR fails to give written notice within thirty
(30) days of intention to restore the leased premises or (b) LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking. LESSOR reserves all rights for damages or injury to the leased premises for any taking by eminent domain, except for damage to LESSEE's property or equipment.

           8. FIRE INSURANCE. LESSEE shall not permit any use of the leased premises which will adversely affect or make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property, or which shall be contrary to any law or regulation from time to time established by the Insurance Services Office (or successor), local Fire Department, LESSOR's insurer, or any similar body. LESSEE shall on demand reimburse LESSOR and all other tenants all extra insurance premiums caused by LESSEE's use of the leased premises. LESSEE shall not vacate the leased premises or permit same to be unoccupied other than during LESSEE's customary non-business days or hours.

           9. MAINTENANCE OF PREMISES. LESSOR will be responsible for all structural maintenance of the leased premises and for the normal daytime maintenance of all space heating and cooling equipment, sprinklers, doors, locks, plumbing and electric wiring, but specifically excluding damage caused by the careless, malicious, willful, or negligent acts of LESSEE or others, chemical, water or corrosion damage from any source, and maintenance of any non "building standard" leasehold improvements. LESSEE agrees to maintain at its expense all other aspects of the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this lease, normal wear and tear and damage by fire or other casualty only expected, and whenever necessary, to replace light bulbs, plate glass and other glass therein, acknowledging that the leased premises are now in good order and the light bulbs and glass whole. LESSEE will properly control or vent all solvents degreasers, smoke, odors , etc. and shall not cause the area surrounding the leased premises to be in anything other than a neat and clean condition, depositing all waste in appropriate receptacles. LESSEE shall be solely responsible for any damage to plumbing equipment sanitary lines or any other portion of the building which results from the discharge or use of any acid or corrosive substance by LESSEE. LESSEE shall not permit the leased premises to be overloaded, damaged, stripped or defaced, nor suffer any waste, and will not keep animals within the leased premises If the leased premises include any wooden mezzanine type space, the floor capacity of such space is suitable only for office use, light storage or assembly work. LESSEE will protect any carpet with plastic or masonite chair pads under any rolling chairs. Unless heat is provided at LESSOR's expense, LESSEE shall maintain sufficient heat to prevent freezing of pipes or other damage. Any increase in air conditioning equipment or electrical capacity or any installation or maintenance of equipment which is necessitated by some specific aspect of LESSEE's use of the leased premises shall be LESSEE's sole responsibility at LESSEE's expense and subject to LESSOR's prior written consent. All maintenance provided by LESSOR shall be during LESSOR's normal business hours.

           10. ALTERATIONS. LESSEE shall not make structural alterations or additions of any kind to the leased premises, but may make nonstructural alterations provided LESSOR consents thereto in writing. All such allowed alterations shall be at LESSEE's expense and shall conform with LESSOR's construction specifications. If LESSOR or LESSOR's agent provides any services or maintenance for LESSEE in connection with such alterations or otherwise under this lease, any just invoice will be promptly paid. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released or removed forthwith without cost to LESSOR. Any alterations or additions shall become part of the leased premises and the property of LESSOR. Any alterations completed by LESSOR or LESSEE shall be LESSOR's "building standard" unless noted otherwise. LESSOR shall have the right at any time to change the arrangement of parking areas stairs walkways or other common areas of the building, PROVIDED SUCH CHANGES DO NOT MATERIALLY INTERFERE WITH LESSEE'S INTENDED USE.

           11. ASSIGNMENT OR SUBLEASING. LESSEE shall not assign this lease or sublet or allow any other firm or individual to occupy the whole or any part of the leased premises without LESSOR's prior written consent. * Notwithstanding such assignment or subleasing, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. LESSEE shall pay LESSOR promptly for legal and administrative



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expenses incurred by LESSOR in connection with any consent requested hereunder by LESSEE. *WHICH SHALL NOT BE UNREASONABLY WITHHELD.

           12. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages and other instruments in the nature of a mortgage, now or at any time hereafter, and LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages or other such instruments in the nature of a mortgage.

           13. LESSOR'S ACCESS. LESSOR or agents of LESSOR may at any reasonable time enter to view the leased premises, to make repairs and alterations as LESSOR should elect to do for the leased premises, the common areas or any other portions of the building, to make repairs which LESSEE is required but has failed to do and to show the leased premises to others.

           14. SNOW REMOVAL. The plowing of snow from all roadways and unobstructed parking areas shall be at the sole expense of LESSOR. The control of snow and ice on all walkways, steps and loading areas serving the leased premises and all other areas not readily accessible to plows shall be the sole responsibility of LESSEE. Notwithstanding the foregoing, however, LESSEE shall hold LESSOR and OWNER harmless from any and all claims by LESSEE's agents, representatives, employees, callers or invitees for damage or personal injury resulting in et way from snow or ice on any area serving the leased premises.

           15. ACCESS AND PARKING. LESSEE shall have the right without additional charge to use parking facilities provided for the leased premises in common with others entitled to the use thereof. Said parking areas plus any stairs, corridors, walkways, elevators or other common areas (hereinafter collectively called the common areas) shall in all cases be considered a part of the leased premises when they are used by LESSEE or LESSEE's employees, agents, callers or invitees. LESSEE will not obstruct in any manner any portion of the building or the walkways or approaches to the building, and will conform to all rules and regulations now or hereafter made by LESSOR for parking, and for the care, use, or alteration of the building, its facilities and approaches. LESSEE further warrants that LESSEE will not permit any employee or visitor to violate this or any other covenant or obligation of LESSEE. No unattended parking will be permitted between 7:00 PM and 7:00 AM without LESSOR's prior written approval and from December 1 through March 31 annually, such parking shall be permitted only in those areas specifically designated for assigned overnight parking. Unregistered or disabled vehicles, or storage trailers of any type, may not be parked at any time. LESSOR may tow, at LESSEE's sole risk and expense, any misparked vehicle belonging to LESSEE or LESSEE's agents, employees, invitees or callers, at any time. LESSOR shall not be responsible for providing any security services for the leased premises.

           16. LIABILITY. LESSEE shall be solely responsible as between LESSOR and LESSEE for deaths or personal injuries to all persons whomsoever occurring in or on the leased premises (including any common areas that are considered part of the leased premises hereunder) from whatever cause arising, and damage to property to whomsoever belonging arising out of the use, control, condition or occupation of the leased premises by LESSEE; and LESSEE agrees to indemnify and save harmless LESSOR and OWNERS from any and all liability, including but not limited to costs, expenses, damages, causes of action, claims, judgments and attorney's fees caused by or in any way growing out of any matters aforesaid, except for death, personal injuries or property damage directly resulting from the sole negligence of LESSOR.

           17. INSURANCE. LESSEE will secure and carry at its own expense a commercial general liability policy insuring LESSEE, LESSOR and OWNER against any claims based on bodily injury (including death) or property damage arising out of the condition of the leased premises (including any common areas that are considered part of the leased premises hereunder) or their use by LESSEE such policy to insure LESSEE, LESSOR and OWNER against any claim up to One Million (1,000,000) Dollars in the case of any one accident involving bodily injury (including death), and up to One Million (1,000,000) Dollars against any claim for damage to property. LESSOR and OWNER shall be included in each such policy as additional insureds using ISO FORM CG 20 26 11 85 or some other form approved by LESSOR. LESSEE will file with LESSOR prior to occupancy certificates and any applicable riders or endorsements showing that such insurance is in force, and thereafter will file renewal certificates prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each insured. In the event LESSEE shall fail to provide or maintain such insurance at any time during the term of this lease, then LESSOR may elect to contract for such insurance at LESSEE's expense.

           18. SIGNS. LESSOR authorizes and LESSEE at LESSEE's expense agrees to erect promptly upon commencement of this lease, signage for the leased premises in accordance with LESSOR's building standards for style, size, location, etc. LESSEE shall obtain the prior written consent of LESSOR before erecting any sign on the leased premises, which consent shall include approval as to size, wording, design and location. LESSOR may remove and dispose of any sign not approved, depicted or displayed in conformance with this lease.



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           19. BROKERAGE. LESSEE warrants and represents to LESSOR that LESSEE has dealt with no broker or third person with respect to this lease, and LESSEE agrees to indemnify LESSOR against any brokerage claims arising by virtue of this lease. LESSOR warrants and represents to LESSEE that LESSOR has employed no exclusive broker or agent in connection with the letting of the leased premises.

           20. DEFAULT AND ACCELERATION OF RENT. In the event that: (a) any assignment for the benefit of the creditors, trust mortgage, receivership or other insolvency shall be made or instituted with respect to LESSEE or LESSEE's property; (b) LESSEE shall default in the observance or performance of any LESSEE's covenants, agreements or obligations hereunder, other than substantial monetary payments as provided below, and such default shall not be corrected within ten (10) days after written notice thereof; or (c) LESSEE vacates the leased premises, then LESSOR shall have the right thereafter while such default continues and without demand or further notice, to re-enter and take possession of the leased premises, to declare the term of this lease ended, and to remove LESSEE's effects, without being guilty of any manner of trespass, and without prejudice to any remedies which might be otherwise used for arrears of rent or other default or breach of the lease. If LESSEE shall default in the payment of the security deposit, rent, taxes, substantial invoice from LESSOR or LESSOR's agent for goods and/or services or other sum herein specified, and such default shall continue for ten (10) days after written notice thereof, and, because both parties agree that nonpayment of said sums when due is a substantial breach of the lease, and, because the payment of rent in monthly installments is for the sole benefit and convenience of LESSEE, then in addition to the foregoing remedies the entire balance of rent which is due hereunder shall become immediately due and payable as liquidated damages. LESSOR without being under any obligation to do so and without thereby waiving any default, may remedy same for the account and at the expense of LESSEE. If LESSOR pays or incurs any obligations for the payment of money in connection therewith, such sums paid or obligations incurred plus interest and costs, shall be paid to LESSOR by LESSEE as additional rent. Any sums received by LESSOR from or on behalf of LESSEE at any time shall be applied first to any unamortized improvements completed for LESSEE's occupancy, then to offset any outstanding invoice or other payment due to LESSOR, with the balance applied to outstanding rent. LESSEE agrees to pay reasonable attorney's fees and/or administrative costs incurred by LESSOR in enforcing any or all obligations of LESSEE under this lease at any time. LESSEE shall pay LESSOR interest at the rate of eighteen (18) percent per annum on any payment from LESSEE to LESSOR which is past due.

           21. NOTICE. Any notice from LESSOR to LESSEE relating to the leased premises or to the occupancy thereof shall be deemed duly served when left at the leased premises addressed to LESSEE, or served by constable, or sent to the leased premises by certified mail, return receipt requested, postage prepaid, addressed to LESSEE. Any notice from LESSEE to LESSOR relating to the leased premises or to the occupancy thereof shall be deemed duly served when served by constable, or delivered to LESSOR by certified mail, return receipt requested, postage prepaid, addressed to LESSOR at 200 West Cummings Park, Woburn, MA 01801 or at LESSOR's last designated address. No oral notice or representation shall have any force or effect. Time is of the essence in the service of any notice.

           22. OCCUPANCY. In the event that LESSEE takes possession of said leased premises prior to the start of the lease term, LESSEE will perform and observe all of LESSEE's covenants from the date upon which LESSEE takes possession except the obligation for the payment of extra rent for any period of less than one month. LESSEE shall not remove LESSEE's goods or property from the leased premises other than in the ordinary and usual course of business, without having first paid and satisfied LESSOR for all rent which may become due during the entire term of this lease. In the event that LESSEE continues to occupy or control all or any part of the leased premises after the agreed termination of this lease without the written permission of LESSOR, then LESSEE shall be liable to LESSOR for any and all loss, damages or expenses incurred by LESSOR, and all other terms of this lease shall continue to apply except that rent shall be due in fully monthly installments at a rate of one hundred fifty (150) percent of that which would otherwise be due under this lease, it being understood between the parties that such extended occupancy is as a tenant at sufferance and is solely for the benefit and convenience of LESSEE and as such has greater rental value. LESSEE's control or occupancy of all or any part of the leased premises beyond noon on the last day of any monthly rental period shall constitute LESSEE's occupancy for an entire month and increased rent as provided in this section shall be due and payable immediately in advance. LESSOR's acceptance of any payments from LESSEE during such extended occupancy shall not alter LESSEE's status as a tenant at sufferance.

           23. FIRE PREVENTION. LESSEE agrees to use every reasonable precaution against fire and agrees to provide and maintain approved, labeled fire extinguishers, emergency lighting equipment, and exit signs and complete any other modifications within the leased premises as required or recommended by the Insurance Services Office (or successor organization), OSHA, the local Fire Department, or any similar body.

           24. OUTSIDE AREA. Any goods, equipment, or things of any type or description held or stored in any common area without LESSOR's prior written consents shall be deemed, abandoned and may be removed by LESSOR at LESSEE's expense without notice. LESSEE shall maintain a building standard size dumpster in a location approved by LESSOR, which dumpster shall be provided and serviced at LESSEE's expense by whichever disposal firm may from time to time be designated by LESSOR. Alternatively, if a shared dumpster or compactor is provided by LESSOR, LESSEE shall pay its proportionate share of any costs associated therewith.



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           25. ENVIRONMENT. LESSEE will so conduct and operate the leased premises as not to interfere in any with the use and enjoyment of other portions of the same or neighboring buildings by others by reason of odors, smoke, exhaust, smells, noise, pets, accumulation or garbage or trash, vermin or other pests, or otherwise, and will at its expense employ a professional pest control service if necessary. LESSEE agrees to maintain efficient and effective devices for preventing damage to heating equipment from solvents, degreasers, cutting oils, propellants, etc. which may be present at the lease premises. No hazardous materials or wastes shall be stored, disposed of, or allowed to remain at the leased premises at any time, and LESSEE shall be solely responsible for any and all corrosion or other damage associated with the use, storage and/or disposal of same by LESSEE.

           26. RESPONSIBILITY. Neither, LESSOR nor OWNER shall be held liable to anyone for loss or damage caused in any way by the use, leakage, seepage or escape of water from any source, or for the cessation of any service rendered customarily to said premises or buildings, or agreed to by the terms of this lease, due to any accident, the making of repairs, alterations or improvements, labor difficulties, weather conditions, mechanical breakdown, trouble or scarcity in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or any cause beyond LESSOR's immediate control.

           27. SURRENDER. LESSEE shall at the termination of this lease remove all of LESSEE's goods and effects from the leased premises. LESSEE shall deliver to LESSOR the leased premises and all keys and locks thereto, all fixtures and equipment connected therewith, and all alterations, additions and improvements made to or upon the leased premises, whether completed by LESSEE, LESSOR or others, including but not limited to any offices, partitions, window blinds, floor coverings (including computer floors), plumbing and plumbing fixtures, air conditioning equipment and ductwork of any type, exhaust fans or heaters, water coolers, burglar alarms, telephone wiring, telephone equipment, air or gas distribution piping, compressors, overhead cranes, hoists, trolleys or conveyors, counters, shelving or signs attached to walls or floors, all electrical work, including but not limited to lighting fixtures of any type, wiring, conduit, EMT, transformers, distribution panels, bus ducts, raceways, outlets and disconnects, and furnishings or equipment which have been bolted, welded, nailed, screwed, glued or otherwise attached to any wall, floor, ceiling, roof, pavement or ground, or which have been directly wired to any portion of the electrical system or which have been plumbed to the water supply, drainage or venting systems serving the leased premises. LESSEE shall deliver the leased premises sanitized from any chemicals or other contaminants, and broom clean and in the same condition as they were at the commencement of this lease or any prior lease between the parties of the leased premises, or as they were modified during said term with LESSOR's written consent, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of LESSEE's failure to remove any of LESSEE's property from the leased premises upon termination of the lease, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any such property at LESSEE'S expense, or to retain same under LESSOR's control, or to sell at public or private sale without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such abandoned property. I no case shall the leased premises be deemed surrendered to LESSOR until the termination date provided herein or such other date as may be specified in a written agreement between the parties, notwithstanding the delivery of any keys to LESSOR.

           28. GENERAL. (a) The invalidity or unenforceability of any provision of this lease shall not affect or render invalid or unenforceable any other provision hereof (b) The obligations of this lease shall run with the land, and this lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that LESSOR and OWNER shall be liable only for obligations occurring while lessor, owner, or master lessee of the premises. (c) Any action or proceeding arising out of the subject matter of this lease shall be brought by LESSEE within one year after the cause of action has occurred and only in a court of the Commonwealth of Massachusetts.
(d) If LESSOR is acting under or as agent for any trust or corporation, the obligations of LESSOR shall be binding upon the trust or corporation, but not upon any trustee, officer, director, shareholder, or beneficiary of the trust or corporation individually. (e) If LESSOR is not the owner (OWNER) of the lease premises, LESSOR represents that said OWNER has agreed to be bound by the terms of this lease unless LESSEE is in default hereof. (f) This lease is made and delivered in the Commonwealth of Massachusetts, and shall be interpreted, construed and enforced in accordance with the laws thereof. (g) This lease was the result of negotiations between the parties of equal bargaining strength, and when executed by both parties shall constitute the entire agreement between the parties, superseding all prior oral and written agreements. (h) Notwithstanding any other statements herein, LESSOR makes no warranty, express or implied, concerning the suitability of the leased premises for LESSOR's intended use. (i) LESSEE agrees that if LESSOR does not deliver possession of the leased premises as herein provided for any reason, LESSOR shall not be liable for any damages to LESSEE for such failure, but LESSOR agrees to use reasonable efforts to deliver possession to LESSEE at the earliest possible date. A proportionate abatement of rent, excluding the cost of any amortized improvements to the leased premises, for such time as LESSEE may be deprived of possession of the leased premises, except where a delay in delivery is caused in any way by LESSEE, shall be LESSEE's sole remedy. (j) Neither the submission of this lease form, nor the prospective acceptance of the security deposit and/or rent shall constitute a reservation of or option for the leased premises, or an offer to lease, it being expressly understood and agreed that this lease shall not bind either party in any manner whatsoever until it has been executed by both parties. (k) LESSEE shall not be entitled to exercise any option contained herein if LESSEE is at that time in default of any terms or conditions hereof. ((l) Except as otherwise provided herein, LESSOR, OWNER and LESSEE shall not be liable for any special, incidental, indirect or consequential damages, including but not limited to lost profits or loss of

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business, arising out of or in any manner connected with performance or nonperformance under this lease, even if any party has knowledge of the possibility of such damages. (m) The headings in this lease are for convenience only and shall not be considered part of the terms hereof. (n) No endorsement by LESSEE on any check shall bind LESSOR in any way. (o) LESSOR and LESSEE hereby waive any and all rights to a jury trial in any proceeding in any way arising out of this lease.

           29. [THIS PARAGRAPH SHALL NOT APPLY]

           30. WAIVERS, ETC. No consent or waiver, express or implied, by LESSOR, to or of any breach of any covenant, condition or duty of LESSEE shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. If LESSEE is several persons, several corporations or partnerships, LESSEE's obligations are joint or partnership and also several. Unless repugnant to the context, "LESSOR" and `LESSEE" mean the person or persons, natural or corporate, named above as LESSOR and LESSEE respectively, and their respective heirs, executors, administrators, successors and assigns.

           31. AUTOMATIC FIVE-YEAR EXTENSIONS. This lease, including all terms, conditions, escalations, etc. shall be automatically extended for additional successive periods of five (5) years each unless LESSOR or LESSEE shall serve written notice, either party to the other, of either party's desire not to so extend the lease. The time for serving such written notice shall be not more than twelve (12) months or less than six (6) months prior to the expiration of the then current lease period. Time is of the essence.

           32. ADDITIONAL PROVISIONS. (Continued on attached rider(s) if necessary.)

                              - See Attached Rider.

           IN WITNESS WHEREOF, LESSOR AND LESSEE have hereunto set their hands and common seals and intend to be legally bound hereby this 29th day of May, 1998.

LESSOR: CUMMINGS PROPERTIES MANAGEMENT, INC.    LESSEE: ANTIGENICS, L.L.C.

By: /s/  W.S. Cummings                          By: /s/ Garo Armen
    ------------------------------                  ----------------------------
                                                    GARO ARMEN

                      CUMMINGS PROPERTIES MANAGEMENT, INC.
                                  STANDARD FORM
                                 RIDER TO LEASE

The following additional provisions are incorporated into and made a part of the attached lease:

A. The attached lease and the additional provisions of this Rider are subject to LESSEE and LESSOR reaching mutual agreement on a plan for construction and on the amount of modifications to be funded by LESSOR and amortized and paid for by LESSEE over the term of the lease. LESSEE shall use its best efforts to deliver to Lessor a plan within two weeks after full execution of the lease.

B. LESSOR, at LESSOR's cost, shall construct standard office space according to said plan before or about the time LESSEE takes possession of the leased premises. Said space shall be air conditioned, carpeted and completed with painted drywall partitions, acoustical tile ceilings, recessed lighting, chrome pendent fire protection sprinklers, and 110V convenience electrical wall outlets at regular intervals.

C. LESSOR, if requested to do so by LESSEE and at LESSEE's sole expense, shall make modifications necessitated by LESSEE's use of the leased premises according to said plan. These alterations shall be considered "nonbuilding standard" for maintenance purposes pursuant to Section 9 of the lease. At LESSEE's request, the charges for certain modifications agreed to in advance and completed by LESSOR or Lessor's agents may be incorporated into the lease by separate amendment to be attached hereto. The cost shall be amortized into the rent, based on a level payment structure, over a 60 month period using a 10.5% annual interest rate, and shall be paid monthly by LESSEE together with the monthly rental payment.

D If LESSOR should make any modifications and amortize the cost thereof under the preceding paragraph, then LESSEE shall provide LESSOR with an additional security deposit equal to two (2) payments of the monthly amortized cost.

E. * The leased premises consists of approximately 20,797 square feet of ground level space and approximately 9,428 square feet of mezzanine level office space.

F. * With reference to Section 25 above, no hazardous materials or hazardous wastes shall be used, processed, stored, or disposed of in any manner or form within the leased premises or any extension thereof in violation of any applicable local, state, or federal law, rule or regulation. LESSEE shall be solely responsible for and shall indemnify and hold LESSOR harmless from any and all liability, damage or personal injury associated with any use, processing, storage, or disposal of such materials.

G. * As of the termination date of this lease, LESSEE, at LESSEE's sole expense, shall return the leased premises free from any and all hazardous materials, hazardous wastes, biological, radiological, chemical or other contamination or any other materials that are in any way harmful to anyone, and shall be solely responsible for remedying any and all damage, removing any and all contamination, and properly disposing of any hazardous materials, hazardous wastes and contamination. In addition, LESSEE, at LESSEE's sole expense, shall engage an independent and accredited industrial hygiene consultant to certify that as of the termination date of this lease, the entire leased premises and any extension thereof utilized in any way by LESSEE is free from any biological, radiological, chemical or other contamination and is in no way damaged as a result of LESSEE's use of the premises. Said certification shall also specify that the premises are then fully suitable for unrestricted, unconditional future use and occupation by others. Time is of the essence.

H. * The maximum cumulative Cost of Living increase during the initial term of the lease (only) shall not exceed an average of 7% per calendar year.

I. * LESSEE shall have the right to assign this lease or sublet the leased premises to an affiliated corporation, namely a corporation in which LESSEE owns at least a 50 percent interest, a corporation which owns at least a 50 percent interest in LESSEE, a corporation which is under common control with LESSEE, a corporation with which LESSEE merges, or a corporation which is formed as a result of a merger or consolidation involving LESSEE, without further consent from LESSOR, provided LESSEE serves LESSOR with prior written notice to that effect. The provisions of Section 11 shall govern said assignment in all other respects.

J. * LESSEE acknowledges and agrees that the leased premises may not be substantially completed as of the commencement date of the lease. Notwithstanding this delay in delivery of possession, LESSEE's obligation to pay monthly rent shall commence as of the commencement date of the lease without any abatement.

K. * In the event that LESSOR is unable to obtain a building permit for the modifications at the leased premises for the purposes set forth in Section 3 above, LESSOR shall have the right, at its sole expense, to appeal any such decision. If LESSOR declines to prosecute said appeal or if any such decision is upheld after all applicable appeals have been exhausted, then LESSEE may cancel this lease by serving LESSOR with 30 days prior written notice to that effect, and neither party shall have any further obligation to the other. Cancellation of the lease shall be LESSEE's exclusive remedy for any failure by LESSOR to obtain a building permit or otherwise in connection with this paragraph.

L. LESSOR will use reasonable efforts to substantially complete, except for punch list items, the modifications to the leased premises described in Paragraph B above eight (8) weeks following full execution of this lease, payment in full of the first month's rent and security deposits under Section 2 and Paragraph D above, approval of all final plans and specifications and, if applicable, full execution of the lease amendment referred to in Paragraph C above.


LESSOR: CUMMINGS PROPERTIES MANAGEMENT, INC.     LESSEE: ANTIGENICS, L.L.C.

By: /s/ W.S. Cummings                            By: /s/ Garo Armen
    -------------------------------------            ---------------------------
                                                     Garo Armen

Date: 5/29/98
      -----------------------------------

                       CUMMINGS PROPERTY MANAGEMENT, INC.

                                  STANDARD FORM

                             AMENDMENT TO LEASE #1

           In connection with a lease currently in effect between the parties at 34-A Commerce Way, Woburn, Massachusetts, executed on May 29, 1998 and terminating August 14, 2003 and in consideration of the mutual benefits to be derived herefrom, Cummings Properties Management, Inc., LESSOR, and Antigenics, L.L.C. LESSEE, hereby agree to amend said lease as follows:

1. Notwithstanding the provisions of Section 27 of the lease, LESSOR hereby authorizes LESSEE to remove (1) certain fixtures, equipment and other personal property supplied and installed by LESSEE, including without limitation all those items set forth in Exhibit A attached hereto, and
        (2) such additional fixtures, equipment and other personal property that are hereafter supplied and installed by LESSEE, if LESSEE has satisfactorily complied with all other conditions of this lease and completes said removal on a timely basis prior to the end of the lease term. In the event LESSEE removes any key components of a building system as provided in this amendment, LESSEE shall remove the entire system including without limitation associated piping, conduit, ductwork, and wiring, except as otherwise excluded in Section 2 below. Time is of the essence.

2. Notwithstanding the preceding paragraph and Exhibit A, LESSEE shall specifically not disturb or remove any of the following items: all components of the electrical and natural gas systems, except LESSEE may remove one 500 kW standby generator and replace it with a fully operational 100 kW standby generator; all underground, sanitary and potable water plumbing and anything else below the surface of the concrete floor or the exterior ground; all bathroom fixtures; the 4" water meter, all backflow preventers; and all fire suppression, detection or annunciation system(s), except LESSEE may remove fire extinguishers supplied and installed by LESSEE.

3. In consideration of LESSOR's consent to removal of the foregoing items, the parties agree that the rent shall be increased as provided for below during the initial term of the lease and any extension terms.

4. The parties acknowledge and agree that a rent credit was incorporated into the annual base rent in Section 1 of the lease in consideration of LESSOR not being required to complete, at a cost incorporated into the base rent, certain building standard modifications that LESSOR would typically do. LESSEE acknowledges and agrees that this rent credit was a just and sufficient amount, and LESSEE waives any and all claims that it may now have or may ever have arising in any way out of the amount of said credit.

           All other terms, conditions and covenants of the present lease shall continue to apply, except that adjusted base rent shall be increased $30,000.00 annually, from a total of $412,210.00 to a new annual total of $442,210.00 or $36,850.83 per month. Annual base rent for purposes of computing any future escalations thereon shall be $442,210.00. This amendment shall be effective August 15, 1998 and shall continue through the balance of the lease and any extensions thereof unless further modified by with amendment(s).

In Witness Whereof, LESSOR and LESSEE have hereunto set their hands and common seals this 10th day of December, 1998.

LESSOR: CUMMINGS PROPERTIES                  LESSEE: ANTIGENICS, L.L.C.

MANAGEMENT, INC.


By: /s/ Douglas Stephens                     By: /s/ Garo Armen
    --------------------------------             -------------------------------
    Executive Vice President                     Garo Armen

                                    EXHIBIT A

                       ANTIGENICS REMOVABLE EQUIPMENT LIST

STRUCTURAL STEEL (Structural steel is defined as the structural steel holding and supporting the non-building standard air handling equipment. It does not include the steel that is part of the structural integrity of the building.)

DOORS AND HARDWARE

           Security Hardware

           Electromagnetic Locks

           Quarantine Doors (qty =4)

ACOUSTICAL CALLINGS

           Clean Room

           Washable Metal Face

ACCESSORIES

           Pass-thrus

           Fire Extinguisher Cabinets

           Bumper & Corner Guards

           Window Treatments

           Lockers

           Darkroom Door

CASEWORK

           Cabinets, counters, tables, fume hoods, plumbing fixtures, except as otherwise excluded in Amendment to Lease #1, shelving, eyewashes, BSC*

COLD ROOMS (incl. Evap and condensers)

PLUMBING SYSTEM

           Major Equipment

                     S.S. Sinks in Gown Degown

                     Potable Water Heater (qty = 1 of 2 only)

                     Gas-Fired nonpotable Water Heater (qty = 1)

                     pH Neutralization System(above ground components only)

                     Eye & Shower Washes

                     Mixing Valves for Tempered water

                     Quenches

           Non Potable System**

           Tempered Water System**

           Acid Waste System** (above ground components only)

PROCESS SYSTEM**

           Major Equipment

                     See attached equipment list

                     See attached instrument list

           RODI Water System**

           WFI System**

           Clean Steam System**

           Compressed Air System**

           Chilled Water (to Plate Chillers) System**

           Chilled water (to other than Plate Chiller) System**

           Vacuum System**

           Plant Steam System**

           Medical Gas (N2, 02, C02) System**

           Instrumental & Controls System**

HVAC SYSTEM

           Major Equipment

                     Air Handling Units (qty=3)

                     Exhaust and Supply Fans (qty =28)

                     Hot Water Rehost Calls (qty = 43)

                     Expansion Tank

                     Electric Humidifiers (qty =6)

                     Atomizing Humidifiers (qty = 2)

                     Hot Water Boilers (qty =2)

                     Hot Water Pumps (qty = 2)

                     Electric Unit Heaters (qty =2)

                     Hot Water Unit Heaters(qty = 8)

                     See attached instrument list

                     HEPA Filters

                     Dampers (fire, smoke, control)

                     Registers, Grills, & Diffusers

           Air Compressor for Atomizing Humidifier

           DDC Control Panel for BMS

           Air Distribution System**

           Hot Water System**

           Building Management System**

MISCELLANEOUS SYSTEMS

           Telephone/ Data System**

           Environmental Data Acquilation system**

           Security System**

* All equipment listed in the attached Equipment List and Instrument list shall be considered appended to this list.

**         All piping, ductwork, and miscellaneous components installed in the system which are not specifically identified, shall be considered part of the system.

                                 Antigenics LLC

                                 34 Commerce Way

                                   Woburn, MA

                              Lease Rider Schedule

                                  October 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Attached to
                       Equipment                     Quantity               Manufacturer               Model             Building

------------------------------------------------------------------------------------------------------------------------------------
Fume Hood - 6'                                          1                                                                   Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                                    1                                               VWR

------------------------------------------------------------------------------------------------------------------------------------
BSC 4'                                                  1                      Nuaire                   NU 425-600          Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC 4'                                                  1                      Baker                    SG-400              Yes

------------------------------------------------------------------------------------------------------------------------------------
Cyro Safe                                               1                      Cyro Safe                SBA2

------------------------------------------------------------------------------------------------------------------------------------
Table Top Centrifuge                                    1                      Sorvall                  RT7

------------------------------------------------------------------------------------------------------------------------------------
10 Liter Bio-Reactor                                    1                      B. Braun                 Biostat B           Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                                    1                      VWR                      R415G

------------------------------------------------------------------------------------------------------------------------------------
3 Stacked Incubator (115v)                              1                      Belco                    7728-09005          Yes

------------------------------------------------------------------------------------------------------------------------------------
Shelves                                                 4                      Belco                    7728-40035          Yes

------------------------------------------------------------------------------------------------------------------------------------
9 Deck Roller Apparatus                                 1                      Belco                    7630-06509          Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerated Incubator -ldoor-3                         1                      Belco                    7728-01005          Yes

------------------------------------------------------------------------------------------------------------------------------------
Microscope                                              1                      l Olympus                CK2

------------------------------------------------------------------------------------------------------------------------------------
1 Inverted Microscope                                   1                      Olympus                  CH3ORF 100

------------------------------------------------------------------------------------------------------------------------------------
Water Bath                                              1                      Precision                180

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                              1                      Sorvall                  RC5C Plus

------------------------------------------------------------------------------------------------------------------------------------
B5C-6'                                                  1                      Nuaire                   NU 425-600          Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC-4'                                                  2                      Baker                    SG-400              Yes

------------------------------------------------------------------------------------------------------------------------------------
Table Top Centrifuge                                    1                      Beckman GPR              349702

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                              1                      Beckman                  Avanti J-20

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Attached to
                       Equipment                   Quantity               Manufacturer               Model               Building

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                            1                      Harris                   EL-21V-85

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                                  1                      VWR                      R415G

------------------------------------------------------------------------------------------------------------------------------------
Microscope Inverted                                   1                      Nikon TMS                TMS 212168

------------------------------------------------------------------------------------------------------------------------------------
Microscope Inverted                                   1                      Nikon TMS                TMS 212168

------------------------------------------------------------------------------------------------------------------------------------
Microscope                                            1                      Olympus                  CH3ORF100

------------------------------------------------------------------------------------------------------------------------------------
Water Bath - Recirculating                            1                      VWR                      1112

------------------------------------------------------------------------------------------------------------------------------------
Water Bath                                            1                      Precision                180

------------------------------------------------------------------------------------------------------------------------------------
Stacked Incubators - 2' - C02                         1                      Forma Scient.            3250                   Yes

------------------------------------------------------------------------------------------------------------------------------------
Stacked Incubators 2' C02                             1                      Nuaire                   NU-2700                Yes

------------------------------------------------------------------------------------------------------------------------------------
Stacked Incubators - 2' - C02                         1                      Forma Scient.            3250                   Yes

------------------------------------------------------------------------------------------------------------------------------------
9 Deck Roller Apparatus                               1                      Belco                    7630-06509             Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerated Incubator -1door-3'                      1                      Belco                    7728-01005             Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC -6'                                               1                      Baker                    SG-600                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Fume Hood - 6'                                        1                                                                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                            1                      Beckman                  Avanti J-20

------------------------------------------------------------------------------------------------------------------------------------
Table Top Centrifuge                                  1                      Beckman Alegra #6        366802

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator 4 degree                                 1                      VWR                      R421G

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                            1                      Harris                   EL-21V-85

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                                  1                      VWR                      R415G

------------------------------------------------------------------------------------------------------------------------------------
Cold Box                                              1                      Lab. Research Products,  CHR-47

------------------------------------------------------------------------------------------------------------------------------------
Elect. Power Supply                                   2                      VWR                      135

------------------------------------------------------------------------------------------------------------------------------------
Elect. Workstations                                   2                      BioRad                   Mini Transbiot I Mini
                                                                                                      Pro 2
------------------------------------------------------------------------------------------------------------------------------------
UV Spectrophotometer                                  1                      Beckman                  DU 640

------------------------------------------------------------------------------------------------------------------------------------
Milliflex- 100 Pump                                   2                      Watson Mallow            302 S/RL

------------------------------------------------------------------------------------------------------------------------------------
Bio Cad                                               1                      PE Biosystems            700 E

------------------------------------------------------------------------------------------------------------------------------------
Analytical HPLC                                       1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
Mass Spec                                          1                      PE Biosystems                                   Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC - 4'                                           1                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (VENTILATED)                          4                      Lab Products             59005                  Yes

------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (VENTILATED)                          3                      Lab Products             59005                  Yes

------------------------------------------------------------------------------------------------------------------------------------
Polycarb Hi Temp Rat Cages                         200 @ 10/lot           Allentown                PC1O198HT              Yes

------------------------------------------------------------------------------------------------------------------------------------
Rat Wire Lids                                      200 @ 10/lot           Allentown                WRL 1O19RMB            Yes

------------------------------------------------------------------------------------------------------------------------------------
3 x 5 Hanging Card Holders                         500                    Allentown                HH35MB                 Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC- 4'                                            1                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (VENTILATED)                          2                      Lab Products             59006                  Yes

------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (VENTILATED)                          2                      Lab Products             59006                  Yes

------------------------------------------------------------------------------------------------------------------------------------
Polycarb Hi/Temp Mouse                             200 @ 10/lot           Allentown                PC7115HT

------------------------------------------------------------------------------------------------------------------------------------
Mouse Wire Bar Lid                                 200 @ 10/lot           Allentown                WBLL71155MD

------------------------------------------------------------------------------------------------------------------------------------
BSC-4                                              1                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                               1                      Frigidare                FPES19TP

------------------------------------------------------------------------------------------------------------------------------------
Table Top Centrifuge                               1                      Beckman GPR              349702

------------------------------------------------------------------------------------------------------------------------------------
Microscope                                         1                      Olympus                  CH3O

------------------------------------------------------------------------------------------------------------------------------------
Drug Cabinet                                       1                      Standard                 Standard               Yes

------------------------------------------------------------------------------------------------------------------------------------
Freezer - 20                                       1                      VWR                      U202OG

------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (NV) (MOUSE)                          2                      Allentown                IPC7115URT30 (98 Mice  Yes
                                                                                                   each)
------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (nv) (G-Pig)*                         2                      Allentown                IPC1019SURT30 (30      Yes
                                                                                                    G-pig each)
------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (nv) (G-pig)*                         8                      Allentown                IPCIO198URT3O (30      Yes
                                                                                                   G-pig each)
------------------------------------------------------------------------------------------------------------------------------------
Change-over cages                                  100                    Allentown                PC 1098 RTG (high      Yes
                                                                                                   temp)
------------------------------------------------------------------------------------------------------------------------------------
Wire Racks                                         11                                                                     Yes

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                         3                      Harris                   EL-21V-85 Ultra Low

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                         3                      Harris                   EL-21V-85 Ultra Low

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                         3                      Harris                    EL-21V-85 Ultra Low

------------------------------------------------------------------------------------------------------------------------------------
____ Room Box/Freezer                              1

------------------------------------------------------------------------------------------------------------------------------------
Wire Racks                                         4

------------------------------------------------------------------------------------------------------------------------------------
Cold Room Box                                      1

------------------------------------------------------------------------------------------------------------------------------------
Wire Racks                                         4

------------------------------------------------------------------------------------------------------------------------------------
Irradiator                                         1                      JH Shepard               143-68 S# 2065         Yes

------------------------------------------------------------------------------------------------------------------------------------
Autoclave GMP                                      1                                               Getinge                Yes

------------------------------------------------------------------------------------------------------------------------------------
Glasswasher                                        2                                               Lancer                 Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC -6'                                            2                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Fume Hood - 6'                                     1                                                                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Table Top Centrifuge                               1                      Beckman                  BK362114

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                         1                      Sorvall                  RC5C Plus

------------------------------------------------------------------------------------------------------------------------------------
Ultra Centrifuge                                   1                      Sorvall                  DISC 90

------------------------------------------------------------------------------------------------------------------------------------
Fac Scan Machine                                   1                      Becton Dickinson         Fac Scan

------------------------------------------------------------------------------------------------------------------------------------
Cold Box                                           1                      Lab Research Products,   CHR 147
                                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
HPLC                                               1                      ?

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                               1                      Whirlpool                E+20+K

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                         1                      Harris                   EL-21V-85

------------------------------------------------------------------------------------------------------------------------------------
Freezer-20                                         1                      Gibson

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator 4 degree                              1                      VWR                      R421 G

------------------------------------------------------------------------------------------------------------------------------------
Stacked Incubator                                  1                      Forma Scient.            3250

------------------------------------------------------------------------------------------------------------------------------------
Water Bath                                         1                      Precision                180

------------------------------------------------------------------------------------------------------------------------------------
Shaker                                             1                      New Brunswick            Innova 4000

------------------------------------------------------------------------------------------------------------------------------------
Elect. Power Supply                                1                      Pharmacia                ECPS-3000/150

------------------------------------------------------------------------------------------------------------------------------------
Elect. Workstations                                1                      BioRaD                   N/A

------------------------------------------------------------------------------------------------------------------------------------
Trilux Benchtop Radioactivity                      1                      EG & G Wallac            1450 MicroBeta Trilux
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
Elisa Plate Washer                                 1                      Biorad                   ?

------------------------------------------------------------------------------------------------------------------------------------
Elisa Plate Reader                                 1                      Biorad                   Benchmark

------------------------------------------------------------------------------------------------------------------------------------
Tabletop Centrifuge (Refrigerated)                 1                      Savant                   ?

------------------------------------------------------------------------------------------------------------------------------------
Microcentrifuge                                    1                      Eppendorf                ?

------------------------------------------------------------------------------------------------------------------------------------
Computer for Trilux                                1

------------------------------------------------------------------------------------------------------------------------------------
Microscope                                         1                      Zeiss                    40967 9799521531

------------------------------------------------------------------------------------------------------------------------------------
BSC -6'                                            2                      Nuaire                                          Yes

------------------------------------------------------------------------------------------------------------------------------------
Fume Hood - 4'                                     1                                                                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                         1                      Sorvall                  RC5C Plus

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                         1                      Beckman                  Avanti J-20

------------------------------------------------------------------------------------------------------------------------------------
Ultra Centrifuge                                   1                      Sorvall                  Disc 90

------------------------------------------------------------------------------------------------------------------------------------
Ultra Centrifuge                                   1                      Beckman                  LE 80K

------------------------------------------------------------------------------------------------------------------------------------
Cold Box                                           1                      Lab. Research Inc.       CHR-47

------------------------------------------------------------------------------------------------------------------------------------
Freezer -80                                        1                      Harris                   EL-21V-85

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                               1                      Magic Chef               RB-212P

------------------------------------------------------------------------------------------------------------------------------------
Microscopes                                        1                      Meiji

------------------------------------------------------------------------------------------------------------------------------------
Microscopes                                        1                      Olympus

------------------------------------------------------------------------------------------------------------------------------------
UV Spectrophotometer                               1                      1 Beckman                DU 640

------------------------------------------------------------------------------------------------------------------------------------
Milliflex - 100 Pump                               2                      Watson Marlow            101U/R

------------------------------------------------------------------------------------------------------------------------------------
Milliflex - 100 Pump                               1                      Master Flex              7523-20

------------------------------------------------------------------------------------------------------------------------------------
Milliflex - 100 Pump                               1                      Master Flex              7523-20

------------------------------------------------------------------------------------------------------------------------------------
HPLC                                               1                      BIOSEPRA                 700504 PROSYS

------------------------------------------------------------------------------------------------------------------------------------
Cold Plate for BSC                                 2                      Polar Tap, Inc.          PT-MED PROTOTYPE

------------------------------------------------------------------------------------------------------------------------------------
Elect. Power Supply                                4                      BioRad                   200

------------------------------------------------------------------------------------------------------------------------------------
Elect. Workstations                                4                      BioRad                   Mini Transblott Mini
                                                                                                   Pro 2
------------------------------------------------------------------------------------------------------------------------------------
Fluorescent UV Plate Reader                        1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
BSC - 6'                                           1                      Nuaire                                          Yes

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
Pass Thru Autoclave nGMP                           1                      Consolidated             SR-24EMCB              Yes

------------------------------------------------------------------------------------------------------------------------------------
Autoclave GMP - 1 door                             1                      Getinge                  GE6915AR-1             Yes

------------------------------------------------------------------------------------------------------------------------------------
Glasswasher                                        1                      Lancer                   1400SS PRO             Yes

------------------------------------------------------------------------------------------------------------------------------------
Depyrogenation Oven                                1                      Gruenberg                L34HW2                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Canopy Hood with Curtain                           1                      ?                        ?                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Top Loading Balance                                1                      VWR                      PB302

------------------------------------------------------------------------------------------------------------------------------------
BSC - 4'                                           1                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Ultra Centrifuge                                   1                      Beckman                  LE-80K

------------------------------------------------------------------------------------------------------------------------------------
10 Liter Bio-Reactor                               1                      B. Braun                 Biostat B

------------------------------------------------------------------------------------------------------------------------------------
50 Liter Bio-Reactor                               1                      B. Braun                 Biostat D              Yes

------------------------------------------------------------------------------------------------------------------------------------
Inverted Microscopes                               1                      Olympus                  CK2

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                               1                      VWR                      R415G

------------------------------------------------------------------------------------------------------------------------------------
Cyro Safe                                          1                      Cyro Safe                SBA2

------------------------------------------------------------------------------------------------------------------------------------
9 Deck Roller Apparatus                            1                      Belco                    7630-06509

------------------------------------------------------------------------------------------------------------------------------------
Refrigerated Incubator -ldoor-3'                   1                      Belco                    7728-01005

------------------------------------------------------------------------------------------------------------------------------------
Water Bath                                         1                      Precision                180

------------------------------------------------------------------------------------------------------------------------------------
Sonicator                                          1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Table Top Centrifuge                               1                      Beckman                  ?

------------------------------------------------------------------------------------------------------------------------------------
10 Liter Bioreactor Vessel & Probes                1                      Braun                    ?                      Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC - 4' (EXHAUSTED)                               1                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Fume Hood - 4'                                     1                                                                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrig/Freezer                                     1                      VWR                      415G                   Yes

------------------------------------------------------------------------------------------------------------------------------------
Lucite Box Hoods                                   3                                                                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Halogen Lights                                     3                      VWR                                             Yes

------------------------------------------------------------------------------------------------------------------------------------
Bottle Washer                                      1                      Hoplab                   1021                   Yes

------------------------------------------------------------------------------------------------------------------------------------
Rack Washer                                        1                      Basil                    RW4600                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Cage Wash Racks                                    1                      Allentown                CWRO8                  Yes

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
Autoclave nGMP                                     1                      Consolidated             SR-24 DMCV             Yes

------------------------------------------------------------------------------------------------------------------------------------
Autologous Mouse Racks                             2                      Allentown                IPC7115URT98 (98 Mice  Yes
                                                                                                   each)
------------------------------------------------------------------------------------------------------------------------------------
Toxicology G-pig Racks                             3                      Allentown                IPCIO198URT30 (30      Yes
                                                                                                   G-pig each)
------------------------------------------------------------------------------------------------------------------------------------
ID Mouse                                           1                      Lab Products             59006                  Yes

------------------------------------------------------------------------------------------------------------------------------------
Wire Racks                                         4                      Metro                                           Yes

------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (nv)(MOUSE)*                          2                      Allentown                IPC7115URT98 (98 Mice  Yes
                                                                                                   each)
------------------------------------------------------------------------------------------------------------------------------------
Animal Racks (nv) (MOUSE)*                         3                      Allentown                IPC7115URT98 (98 Mice  Yes
                                                                                                   each)
------------------------------------------------------------------------------------------------------------------------------------
Change over Cages                                  180 @ 30/Lot           Allentown                PC7115RTG              Yes

------------------------------------------------------------------------------------------------------------------------------------
Change over Cages                                  220 @ 30/Lot           Allentown                PC7115RTG              Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC-6                                              2                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC -6                                             2                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Fume Hood - 6'*                                    1                                                                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator 4 degree                              1                      VWR                      R421G

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                         1                      Harris                   EL21V-85

------------------------------------------------------------------------------------------------------------------------------------
Freezer-20                                         1                      VWR                      U2O2OG

------------------------------------------------------------------------------------------------------------------------------------
Elect. Power Supply                                2                      BioRad                   ?

------------------------------------------------------------------------------------------------------------------------------------
Elect. Workstations                                2                      BioRad                   ?

------------------------------------------------------------------------------------------------------------------------------------
Digital Camera                                     1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
UV Spectrophotometer                               1                      Beckman                  DU640

------------------------------------------------------------------------------------------------------------------------------------
Total Organic Computer                             1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Milliflex - 100 Pump                               1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
LAL 5000 & Computer                                1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Stacked Incubactor                                 2                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Stacked Incubactor                                 2                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
SMA Viable Particle Counter tpump                  1                      VAI                      SMA-CC-2

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
SMA Viable Particle Counter                        1                      VAI                      SMA-CC-1

------------------------------------------------------------------------------------------------------------------------------------
Extra SMA counters                                 3                      VAI                      ?

------------------------------------------------------------------------------------------------------------------------------------
Viable Particle Counter                            1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Particle Counter                                   1                      Met One                  ?

------------------------------------------------------------------------------------------------------------------------------------
Sensor 2 Pump (Bioburden)                          1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
HPLC                                               1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Microscope                                         1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
IR                                                 1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
GC                                                 1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
BSC -6'                                            10                     Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
BSC -4'                                            2                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                         5                      Beckman                  Avanti J-20

------------------------------------------------------------------------------------------------------------------------------------
Ultra Centrifuge                                   5                      Beckman                  LE-80K

------------------------------------------------------------------------------------------------------------------------------------
Microscopes                                        10                     Olympus                  CH30

------------------------------------------------------------------------------------------------------------------------------------
Freezer-80                                         1                      Harris                   EL-21V-85

------------------------------------------------------------------------------------------------------------------------------------
Freezer -80                                        2                      Harris                   EL-21V-85

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                               3                      VWR                      R415G

------------------------------------------------------------------------------------------------------------------------------------
Cold Plate                                         10                     Polar Tap Inc.           PT-MED PROTOTYPE

------------------------------------------------------------------------------------------------------------------------------------
Blenders                                           10                     ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Homogenizers                                       8                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Homogenizers                                       2                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
SMA Viable Particle Counter 1 pump.

------------------------------------------------------------------------------------------------------------------------------------
2 counters                                         1                      VAI                      SMA-CC-2

------------------------------------------------------------------------------------------------------------------------------------
Extra SMA counters                                 2                      VAI                      ?

------------------------------------------------------------------------------------------------------------------------------------
Electrophoresis Work Station                       10                     ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Electrophoresis Power Supply                       5                      Labcono (VWR)            27366-000

------------------------------------------------------------------------------------------------------------------------------------
Shaker Tables                                      4                      VWR                      ?

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Attached to
                       Equipment                Quantity               Manufacturer               Model                Building

------------------------------------------------------------------------------------------------------------------------------------
DU Spectrometer                                    2                      Beckman                  DU

------------------------------------------------------------------------------------------------------------------------------------
DU Spectrometer                                    1                      Beckman                  DU

------------------------------------------------------------------------------------------------------------------------------------
Top Loading Balance                                10                     VWR                      11302-062

------------------------------------------------------------------------------------------------------------------------------------
pH Meters                                          4                      VWR                      34 103-220

------------------------------------------------------------------------------------------------------------------------------------
Stir Plates                                        10                     VWR                      33020-230

------------------------------------------------------------------------------------------------------------------------------------
Pass Thru Autoclave GMP                            1                      Getinge                  GE6915AR-2             Yes

------------------------------------------------------------------------------------------------------------------------------------
Depyrogenation Ovens                               2                      Gruenberg                L34HV72                Yes

------------------------------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                               1                      VWR                      R415G

------------------------------------------------------------------------------------------------------------------------------------
Laminar Flow Hood 4'                               1                      ?                        ?                      Yes

------------------------------------------------------------------------------------------------------------------------------------
Laminar Flow Hood 6'                               1                      Baker                    EG6320                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Cold Box 5'                                        1                      ?                        ?

------------------------------------------------------------------------------------------------------------------------------------
Biosafety Cabinet 6                                4                      Baker                    SG 400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Biosafety Cabinet 4                                4                      Baker                    SG-400                 Yes

------------------------------------------------------------------------------------------------------------------------------------
Centrifuge                                         1                      Beckman                  Avanti J-20

------------------------------------------------------------------------------------------------------------------------------------
Canopy Hood with Curtain                           1                      ?                        ?                      Yes

------------------------------------------------------------------------------------------------------------------------------------

Note: Attached to Building as defined by the Cummings/Antigenics lease for Commerce way dated August 15, 1998 section 27.